	SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

	FORM 8-K

	CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

	Date of Report (Date of earliest event reported): October 27, 2004

	SIRIUS SATELLITE RADIO INC. (Exact Name of Registrant as Specified in Charter)

Delaware State or other Jurisdiction of Incorporation)	0-24710 (Commission File Number)	52-1700207 (I.R.S. Employer Identification No.)

1221 Avenue of the Americas, 36th Fl., New York, NY		10020
(Address of Principal Executive Offices)		(Zip Code)

	Registrant's telephone number, including area code: (212) 584-5100

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.02   Results

      On October 27, 2004, we reported our financial and operating results for the quarter ended September 30, 2004. These results are discussed in the press release attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

Section 9.01   Financial Statements and Exhibits

      (a) Not Applicable.

      (b) Not Applicable.

      (c) Exhibits.

      The Exhibit Index attached hereto is incorporated herein.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRIUS SATELLITE RADIO INC.

By:	/s/	Patrick L. Donnelly

Patrick L. Donnelly Executive Vice President, General Counsel and Secretary

Dated: October 27, 2004

EXHIBITS

Exhibit	Description of Exhibit
99.1	Press Release dated October 27, 2004